MAINSTAY VP FUNDS TRUST

MainStay VP Emerging Markets Equity Portfolio

(the “Portfolio”)

Supplement dated February 5, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated May 1, 2020, as supplemented, and

Statement of Additional Information, dated
May 1, 2020, as supplemented (“SAI”)

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (ii) modifying the Portfolio’s principal investment strategies and investment process.

On or about February 8, 2021, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about May 1, 2021, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Candriam Emerging Markets Equity Portfolio.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as a Subadvisor to a portion of the Portfolio are deleted in their entirety.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Portfolio’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. The Portfolio may invest in securities issued by entities with market capitalizations at the time of investment of $500 million or more. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

Candriam Belgium S.A., the (“Subadvisor”), has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index. Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy the Subadvisor’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes. Sector, currency, regional and country deviations are kept within predetermined limits relative to the MSCI Emerging Markets Index. The Subadvisor seeks to reduce risk by investing in securities of a large number of issuers.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The “Multi-Manager Risk,” “Preferred Shares Risk” and “Value Stock Risk” are deleted in their entirety.

(b)	The following risks are added:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

2

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised to add the following as the fourth paragraph:

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

6.	Management. The section of the Summary Prospectus and Prospectus entitled “Management” is updated to remove MacKay as a Subadvisor and Ping Wang and Rui Tang as portfolio managers of the Portfolio.

7.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, any and all references to MacKay serving as a Subadvisor to a portion of the Portfolio are deleted in their entirety.

8.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to delete all references to Ping Wang and Rui Tang in their entirety.

9.	Investment Policies Related to Portfolio Name. The section entitled “Non-Fundamental Investment Policies Related to Portfolio Names” of the SAI is revised to reflect the following modification to the Portfolio’s non-fundamental “names rule” investment policy:

Current Policy	New Policy
To invest, under normal circumstances, at least 80% of its assets in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries.	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

3

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio and New York Life Investment Management LLC will share the direct transaction costs associated with the Portfolio’s transition. New York Life Investment Management LLC and Candriam Belgium S.A. will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

4